UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 3, 1998



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

         On December 3, 1998, Farm Family Holdings, Inc. issued a press release announcing that on December 2, 1998 at a Special Meeting of Stockholders, the Company's stockholders voted to approve and adopt an Ameded and Restated Option Purchase Agreement, and to approve the Company's acquisition of all of the outstanding capital stock of the Farm Family Life Insurance Company.

Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FARM FAMILY HOLDINGS, INC.
                                  (Registrant)




   December 3, 1998       /s/ Philip P. Weber
-----------------------   ----------------------------------------------------
      (Date)                             Philip P. Weber
                                        President and CEO

Exhibit 99
                                  News Release

FOR IMMEDIATE RELEASE              CONTACT: Timothy A. Walsh
                                            Executive Vice President -
                                            Finance & Treasurer
                                            (518) 431-5410


Stockholders Approve Acquisition of Farm Family Life Insurance Company

Glenmont, New York - December 3, 1998 - - Farm Family Holdings, Inc. (NYSE: FFH) announced that at a Special Meeting of Stockholders held on December 2, 1998, the Company's stockholders voted to approve and adopt an Amended and Restated Option Purchase Agreement (the "Amended and Restated Option Purchase Agreement") among the Company and the stockholders of Farm Family Life Insurance Company (the "Life Company") and to approve the Company's acquisition (the "Acquisition") of all of the outstanding capital stock of the Life Company.

The proposal to approve the Acquisition was approved by the affirmative vote of the majority of the outstanding shares of common stock of the Company. The proposed Acquisition remains subject to the satisfaction of certain closing conditions, including approval of the transaction by the members of several of the Farm Bureaus which are stockholders of the Life Company.

The Company will pay an exercise price of $37.5 million to acquire the Life Company consisting of $31.5 million of the Company's common stock and $6 million stated value of the Company's 6-1/8% voting preferred stock, less certain expenses to be paid by the Life Company. The Company expects to issue a press release shortly describing the expected closing date and the number of shares of common stock to be issued in the Acquisition.

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses, and residents and businesses of rural and suburban communities.

                                   ***More***

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements with respect to the Company's potential acquisition of Farm Family Life, statements of the plans and objectives of the Company or its management, statements of future economic performance and assumptions underlying statements regarding the Company or its business. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside the Company's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the results of operations of the Company and Farm Family Life, fluctuations in the market value of shares of the Company's common stock, the satisfaction of the closing conditions set forth in the Amended and Restated Option Purchase Agreement and other risks listed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K/A for the fiscal year ended December 31, 1997 and the Prospectus dated July 22, 1996. Accordingly, there can be no assurance that actual results will conform to the forward-looking statements in this press release.